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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported)       September 3, 1999
                                                 -------------------------------


                                quepasa.com, inc.
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

         0-25565                                          86-0879433
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employee Identification No.)

400 E. Van Buren, Fourth Floor, Phoenix, Arizona             85004
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   (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code       (602) 716-0100
                                                  ------------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 4.  Changes in Registrant's Certifying Accountant.

         On September 3, 1999, the Registrant replaced Ehrhardt Keefe Steiner & Hottman, P.C. ("EKSH") with Deloitte & Touche LLP ("Deloitte") as its independent accountants. EKSH's reports on the Registrant's financial statements for the year ended December 31, 1998 and for the period from June 25, 1997 (the Registrant's inception) through December 31, 1997, did not contain an adverse opinion or a disclaimer of opinion, nor was any report modified as to uncertainty, audit scope or accounting principles. From January 1, 1999 through September 3, 1999, there were no disagreements with EKSH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. EKSH has furnished the Registrant with a letter addressed to the Securities and Exchange Commission stating that EKSH agrees with the statements above. A copy of such letter is attached to this Current Report on Form 8-K as Exhibit 16.1. The decision to hire Deloitte was approved by the Registrant's Board of Directors.

         During the past two fiscal years and the subsequent interim period preceding the date of the change in the Registrant's independent accountants, the Registrant has not consulted with Deloitte regarding (i) the application of accounting principles to a completed or proposed transaction or (ii) the type of audit opinion that might be rendered on the Registrant's financial statements.

Item 7.  Financial Statements and Exhibits.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

                  (a)      Financial Statements of Businesses Acquired:

                                    Not required.

                  (b)      Pro Forma Financial Information:

                                    Not required.

                  (c)      Exhibits:

     Exhibit Number                                 Description
     --------------            ------------------------------------------------------------
          16.1                 Letter from Ehrhardt Keefe Steiner & Hottman, P.C. regarding
                               Change in Certifying Accountant.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  quepasa.com, inc.
                                    --------------------------------------------
                                                    (Registrant)


Date: September 3, 1999             By: /s/ GARY L. TRUJILLO
                                       -----------------------------------------
                                        Gary L. Trujillo
                                        Chairman and Chief Executive Officer

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                                 EXHIBIT INDEX

     Exhibit Number                                 Description
     --------------            ------------------------------------------------------------
          16.1                 Letter from Ehrhardt Keefe Steiner & Hottman, P.C. regarding
                               Change in Certifying Accountant.